[GRAPHIC:  PICTURE OF A COMPASS]

ADRIAN DAY GLOBAL OPPORTUNITY FUND
REGENT EASTERN EUROPEAN FUND

                       ---------------------------------
                        Semi-Annual Report April 30, 1997
                       ---------------------------------

U.S. Global Investors

                     --------------------------------------
                     Adrian Day Global Opportunity Fund and
                          Regent Eastern European Fund

                               Semi-Annual Report
                     --------------------------------------

April 30, 1997
(UNAUDITED)

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
Letter to Shareholders ....................................................    1
Investment Manager Perspective
   Adrian Day Global Opportunity Fund .....................................    2
   Regent Eastern European Fund ...........................................    4
Portfolio of Investments
   Adrian Day Global Opportunity Fund .....................................    6
   Regent Eastern European Fund ...........................................    8
Statements of Assets and Liabilities ......................................    9
Statements of Operations ..................................................   10
Statements of Changes in Net Assets .......................................   11
Notes to Financial Statements .............................................   12
Financial Highlights ......................................................   16

----------
For more information, including charges and expenses, call 1-800-US-FUNDS or visit us on the Web at www.usfunds.com. Please read the prospectus carefully before investing; it details the special risks, including political, currency and economic risks, of investing in emerging markets. U.S. stands for United Services. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.

Must be preceded or accompanied by a current prospectus.

                               [GRAPHIC:  Photo of Frand Holmes, Chairman & CEO]

Dear Shareholder,

Thank you for your investment in the newest of U.S. Global Investors' funds. We are pleased to bring you the opportunity to invest with the renowned investment advisor Adrian Day and with Regent Pacific Fund Management, a leading portfolio investor in Russia.

On the following pages, you can read more about the market insights of these fund managers. I want to share with you another way to enhance your experience in either or both of these funds.

First, invest early and often. Both of these funds are aiming to take advantage of a single basic principle in the global markets today: developing markets have more growth potential than developed ones. While there can be no guarantees, by increasing your investment in these funds today, you stand a greater chance for maximum growth of capital over the long term.

Second, by using the ABC Investment Plan(R), our automatic monthly investment program, you can ease into the funds over time and reduce the average cost of your shares. By making regular monthly investments, you buy shares regardless of their price, while by making a lump sum investment, you are locked into one price, which may be relatively high.

Of course, no system can guarantee you a profit. If you sell at bottom, no system will give you a gain. Yet by using the plan, you can better balance risk and reward in the Regent Eastern European Fund and the Adrian Day Global Opportunity Fund. Don't try to outguess an unpredictable market. Call 1-800-873-8637 today for an ABC Investment Plan(R) application form.

Sincerely yours,

/s/Frank Holmes

Frank Holmes
Chairman & CEO

P.S. All of our funds are available for IRA accounts. Call 1-800-US-FUNDS or 1-800-873-8637 today for an IRA investment guide and application. If you transfer $10,000 or more to an IRA account, we will waive the annual IRA fee for the life of your account.

ADRIAN DAY GLOBAL OPPORTUNITY FUND
SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30,  1997

Thank you for being a premier investor in the new Adrian Day Global Opportunity Fund. As you know, the Fund opened only a few months ago, and I am excited to offer you this ground-floor opportunity to invest in the global markets with me.

The long-term outlook is good for many global markets and for the Fund. As I invest the new assets of the Fund, I am holding a high position in cash in order to be able to buy stocks at low prices, since I am cautious about the high valuations in many markets.

Growth at a reasonable price is a central tenet of the Fund, which is why I have chosen not to rush into the markets rashly. Much of the cash in the Fund is very new, and I want to invest it carefully to reduce the risk of short-term volatility in the markets. As a value investor, I am not looking for short-term gains, yet I do want to reduce the risk to your long-term investment.

As I look globally for blue-chip and emerging companies, I am finding many solid opportunities. Several of these come in emerging markets such as Korea and Thailand. Because they have high dollar-denominated debt, countries like these are benefiting from a weakening in the U.S. dollar against the yen. Currency problems in Europe, on the other hand, have made it difficult to justify buying many of their expensive securities. And Japan remains unattractive in the short term, since valuations which may be reasonable on an asset basis are high on a price-to-earnings basis. If Japan can generate a sustained upturn in earnings, I will consider taking a position in my favorite Japanese stocks.

Thank you again for trusting me with your investment. I look forward to a long and rewarding relationship with you.


/s/ Adrian Day

Adrian Day
Portfolio Manager

Geographic Diversification of Equity Holdings

(PIE CHART PLOTTED FROM DATA IN TABLE BELOW)

Country of Listing                         Current Market Value     % of Current
                                                                    Market Value

Argentina ..........................         $     7,000.00            1.39%
Canada .............................         $   129,235.75           25.75%
Chile ..............................         $    46,900.00            9.34%
Hong Kong ..........................         $    27,750.00            5.53%
Luxembourg .........................         $    22,250.00            4.43%
New Zealand ........................         $    49,079.00            9.78%
S. Korea ...........................         $    34,835.25            6.94%
Thailand ...........................         $    19,315.40            3.85%
U.K ................................         $    31,375.00            6.25%
U.S ................................         $   134,187.50           26.73%
Total ..............................         $   501,927.90          100.00%

--------------------------------------------------------------------------------
                   Top 10 Holdings Based on Total Investments
--------------------------------------------------------------------------------
Brierley Investment, Ltd.                                   3.84%
 ................................................................................
Newmont Mining Corp.                                        3.33%
 ................................................................................
Enersis S.A. (ADR)                                          2.96%
 ................................................................................
The Energy Group PLC (ADR)                                  2.93%
 ................................................................................
Pan-American Silver Corp.                                   2.72%
 ................................................................................
Freeport Copper & Gold (Preferred)                          2.51%
 ................................................................................
Euro-Nevada Mining Corp.                                    2.50%
 ................................................................................
The Singer Co., N.V                                         2.48%
 ................................................................................
PLD Telekom, Inc.                                           2.48%
 ................................................................................
AirTouch Communications, Inc.                               2.41%
--------------------------------------------------------------------------------

REGENT EASTERN EUROPEAN FUND
SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 1997

Thank you for choosing the Regent Eastern European Fund. I believe this is an exciting time to invest in Russia and Eastern Europe, since it appears to me that the reforms of the post-communist era are irreversible and economic growth is likely to increase.

The largest country within the Fund's investment scope, Russia stands an excellent chance for a substantial increase in foreign investment this year and in 1998. While last year the annual net outflow of capital was considered by market insiders to be $20 billion, to date a net $5 billion of new money has come into the Russian bond market. Foreign investment in Russian stocks and in capital assets themselves have also risen sharply.

The entry of new money into the market makes Russia a more attractive investment for us, since it can help increase the liquidity of some of our holdings. Two leading clearing and depository agencies recently announced a plan to build a unified depository system, which will make trading more efficient and further encourage foreign investors to join us in Russia.

We are also pleased by events in the "Visegrad Four"-- the Czech Republic, Hungary, Poland and Slovakia. These countries are furthest away from their communist past. Reforms have progressed so far and so well that we believe these four nations are now past the stage of highest risk. Their highly educated workforces and their traditionally strong manufacturing bases have helped create a stable economic environment with relatively low inflation, solid currencies and sound fiscal policy.

As we continue to invest the Fund's assets into these countries, we will look for those companies which offer excellent long-term growth prospects at favorable market valuations and acceptable levels of risk. The special emerging market risks of investing in Eastern Europe are still present, and that is why we recommend you build your position in our fund over time using the ABC Investment Plan(R).

Again, thank you for your investment in the Regent Eastern European Fund.


/s/P.D. Evernington

Peter Everington
Investment Strategist

REGENT EASTERN EUROPEAN FUND

SECTOR DIVERSIFICATION OF EQUITY HOLDINGS

(PIE CHART PLOTTED FROM DATA IN TABLE BELOW)

Sector               % of Current
                     Market Value

Metals Mining ....       6.29%
Chemicals ........       9.35%
Pharmaceuticals ..       9.71%
Closed-End Fund ..      21.52%
Glass Works ......       9.34%
Oil and Gas ......      10.25%
Financial Services       7.75%
Electric Services       25.79%
                       100.00%


GEOGRAPHIC DIVERSIFICATION OF EQUITY HOLDINGS

(PIE CHART PLOTTED FROM DATA IN TABLE BELOW)

Country     % of Equity Holdings

Hungary          40.58%
Poland           17.09%
Russia           36.04%
Ukraine           6.29%
                  100.00%

ADRIAN DAY GLOBAL OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS
                                                                  April 30, 1997

COMMON AND PREFERRED STOCKS     23.58%             SHARES   VALUE

    BANKS     .29%
    Krung Thai Bank Public Co., Ltd.               5,000  $ 6,221

    BEVERAGES     .33%
    Buenos Aires Embotelladora, ADR                4,000    7,000*

    CHEMICALS     .83%
    Millenium Chemicals, Inc.                      1,000   17,750

    ELECTRIC UTILITIES     3.68%
    Empresa Nacional Electricidad, ADR               800   15,400
    Energy Group PLC, ADR                          1,000   31,375*
    Enersis, ADR                                   1,000   31,500
                                                         --------
                                                           78,275
    FINANCIAL SERVICES     .65%
    London Pacific Group, Ltd., ADR                1,000   13,875

    INSURANCE     .62%
    Bangkok Insurance Public Co., Ltd.             1,000   13,094

    INVESTMENT COMPANIES     2.50%
    Brierley Investments, Ltd.                    40,000   35,204
    Korea Fund, Inc.                               1,394   17,948
                                                         --------
                                                           53,152
    MINING     9.35%
    Corriente Resources, Inc.                      2,000   17,533*
    Eldorado Gold Corp, Ltd.                       5,000   22,542*
    Euro-Nevada Mining Corp.                       1,000   28,696
    Freeport-McMoran Copper & Gold, Inc.,
     0% Preferred                                  1,000   29,750*
    Minorco, ADR                                   1,000   22,250
    Miramar Mining Corp.                           3,500   12,398*
    Newmont Mining Corp.                           1,000   34,625
    Pan American Silver Corp.                      5,000   31,250*
                                                         --------
                                                          199,044
    RETAIL     2.09%
    Semi-Tech Corp., Class A                      10,000   16,817
    The Singer Company N.V.                        1,500   27,750
                                                         --------
                                                           44,567
    STEEL PRODUCERS     .79%
    Pohang Iron & Steel Company, Ltd., ADR           700   16,887

    TELECOMMUNICATIONS     2.45%
    Airtouch Communications, Inc.                  1,000   25,500*
    PLD Telekom, Inc.                              5,000   26,562*
                                                         --------
                                                           52,062
                                                         --------
    TOTAL COMMON STOCKS (cost $551,126)                   501,927


See accompanying notes to the financial statements.

ADRIAN DAY GLOBAL OPPORTUNITY FUND

 UNITED STATES GOVERNMENT                      PRINCIPAL
 OBLIGATIONS   75.85%                           AMOUNT     VALUE
    United States Treasury Bill,
    4.60% yield, due 5/1/97
    (cost $1,615,000)                         $1,615,000 $1,615,000

TOTAL INVESTMENTS     99.43%                             __________
    (cost of $2,166,126)                                  2,116,927
Other assets and liabilities, net     .57%                   12,193

NET ASSETS     100%                                      $2,129,120
                                                         ==========


See accompanying notes to the financial statements.

REGENT EASTERN EUROPEAN FUND

PORTFOLIO OF INVESTMENTS

                                                                  April 30, 1997

COMMON STOCKS    36.82%                            SHARES   VALUE

    CHEMICALS & ALLIED PRODUCTS   3.44%
    Borsodchem, GDR                                1,150 $  41,975

    ELECTRIC SERVICES   9.49%
    Unified Energy Systems                       445,285   115,774*

    GLASS & GLASSWARE   3.44%
    Krosnienskie Huty Szkla                        2,706    41,932

    INVESTMENT COMPANIES   10.77%
    Hungarian Investment Company                     700    96,600*
    Polish National Investment Fund                  800    34,787*
                                                          --------
                                                           131,387
    METAL MINING SERVICES   2.32%
    Ashurst Technology, Ltd.                      39,470    28,245*

    PETROLEUM REFINING & RELATED PRODUCTS   3.78%
    Lukoil Holdings, ADR                            8104    46,032

    PHARMACEUTICALS   3.58%
    Egis RT                                          686    43,603
                                                          --------
TOTAL COMMON STOCKS (cost $412,574)                        448,948


UNITED STATES GOVERNMENT                        PRINCIPAL
OBLIGATIONS   70.12%                             AMOUNT
    United States Treasury Bill,
    4.60% yield, due 5/1/97
    (cost $855,000)                             $855,000   855,000

TOTAL INVESTMENTS   106.94%                              _________
    (cost of $1,267,574)                                 1,303,948
Other assets and liabilities, net   (6.94%)                (84,597)
                                                         ---------

NET ASSETS 100%                                         $1,219,351
                                                        ==========




*  Non-income producing security
ADR - American Depository Receipt
GDR - Global Depository Receipt

See accompanying notes to the financial statements.

STATEMENTS OF ASSETS AND LIABLILITIES
                                                                  April 30, 1997

                                            ADRIAN DAY      REGENT
                                              GLOBAL       EASTERN
                                            OPPORTUNITY    EUROPEAN

ASSETS
Investments, at value (identified cost of
  $2,166,126 and $1,267,574)                $2,116,927   $1,303,948
Cash                                            10,374        3,727
Receivables:
  Dividends                                        799         ---
  From manager                                   2,753        5,226
Other                                               28           19
                                             ---------    ----------
Total Assets                                 2,130,881    1,312,920

LIABILITIES
Payables:
  Investments puchased                            ---        87,733
  Accounts payable and accrued expenses          1,761        5,836
Total Liabilities                                1,761       93,569
                                            ----------   ----------
NET ASSETS                                  $2,129,120   $1,219,351
                                            ==========   ==========

NET ASSETS CONSIST OF:
Paid in capital                             $2,186,066   $1,181,582
Undistributed net investment income              5,959        1,137
Accumulated net realized gain (loss)
  on investments and foreign currencies        (13,706)         258
Net unrealized appreciation (depreciation)
  of investments and other assets and
  liabilities denominated in foreign
  currencies                                   (49,199)      36,374
Net assets applicable to capital shares
  outstanding                               $2,129,120   $1,219,351
                                            ==========   ==========

  Capital shares outstanding, an
  unlimited number of no par shares
  authorized                                   222,941      117,730
                                            ==========   ==========

NET ASSET VALUE, PER SHARE                       $9.55       $10.36
                                                 =====       ======



See accompanying notes to the financial statements.

STATEMENTS OF OPERATIONS
                                                     Period ended April 30, 1997

                                            ADRIAN DAY      REGENT
                                              GLOBAL       EASTERN
                                            OPPORTUNITY    EUROPEAN

NET INVESTMENT INCOME
INCOME:
  Dividends                                    $   3,365      $
  Foreign taxes withheld on dividends               (496)          ---
                                               ---------      --------
    Net dividends                                  2,869
  Interest and other                               8,475         3,608
                                               ---------      --------
    Total Income                                  11,344         3,608
                                               ---------      --------

EXPENSES:
  Management Fee                                   2,870         1,014
  Transfer agent fees and expenses                   893           338
  Accounting service fees and expenses             6,478         2,924
  Legal and professional fees                        152            47
  Distribution plan expenses                         538           190
  Custodian fees                                     684            25
  Shareholder reporting                               15             9
  Registration fees                                3,682         3,002
  Trustee's fees and expenses                         38             9
  Miscellaneous                                       42           139
                                               ---------       -------
  Total expenses before reductions                15,392         7,697
  Expenses reimbursed or offset                  (10,007)       (5,226)
                                                --------       -------
    Net Expenses                                   5,385         2,471
                                                --------       -------
NET INVESTMENT INCOME (LOSS)                       5,959         1,137
                                                --------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Realized gain (loss) from:
    Securities                                   (13,700)         ---
    Foreign currency transactions                     (6)         258
                                                --------      -------
        Net realized gain (loss)                 (13,706)         258
  Net change in unrealized appreciation
  (depreciation) of:
    Investments                                  (49,198)      36,374
    Other assets and liabilities denominated in
    foreign currencies                                (1)         ---
      Net change in unrealized appreciation
      (depreciation)                             (49,199)      36,374
                                                --------      -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                   (62,905)      36,632
                                                --------      -------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $(56,946)     $37,769
                                                ========      =======





See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                     Period ended April 30, 1997

                                              ADRIAN DAY      REGENT
                                                 GLOBAL      EASTERN
                                              OPPORTUNITY    EUROPEAN

INCREASE (DECREASE) IN NET ASSETS
From investment operations:
  Net investment income                      $      5,959    $  1,137
  Net realized gain (loss)                        (13,706)        258
  Net change in unrealized
     appreciation (depreciation)                  (49,199)     36,374
                                              -----------   ---------
    NET INCREASE (DECREASE) IN NET
    ASSETS FROM INVESTMENT OPERATIONS             (56,946)     37,769

DISTRIBUTIONS TO SHAREHOLDERS                         ---         ---
                                              -----------   ---------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                     2,387,820   1,181,582
  Paid-in capital portion of short-term
  trading fee                                         106         ---
                                               ----------   ---------
                                                2,387,926   1,181,582

  Cost of shares redeemed                        (201,860)        ---
                                               ----------   ---------
    NET INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL SHARE TRANSACTIONS             2,186,066   1,181,582
                                               ----------   ---------

NET INCREASE (DECREASE) IN NET ASSETS           2,129,120   1,219,351

NET ASSETS
Beginning of period                                   ---         ---
                                               ----------   ---------
END OF PERIOD (including undistributed net
  investment income of $5,959 and $1,137,
  respectively)                                $2,129,120   $1,219,351
                                               ==========   ==========

CAPITAL SHARE ACTIVITY
  Shares sold                                     243,949      117,730
  Shares redeemed                                 (21,008)         ---
                                               ----------   ----------
    Net share activity                            222,941      117,730
                                               ==========   ==========



See accompanying notes to the financial statements.

NOTES TO FINANCIAL STATEMENTS                                     APRIL 30, 1997


NOTE 1     SIGNIFICANT ACCOUNTING POLICIES

The Adrian Day Global Opportunity Fund ("Adrian Day Global") and the Regent Eastern European Fund ("Eastern European"), collectively the "Funds," are each diversified, open-end management investment companies registered under the Investment Company Act of 1940. The Funds are two of four portfolios of U.S. Global Accolade Funds (the "Trust"), a Massachusetts business trust. Adrian Day Global commenced operations on February 20, 1997, and Eastern European on March 31, 1997.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

A.  SECURITY VALUATIONS

Investments traded on national and international securities exchanges and NASDAQ quoted securities are valued at the last sales price reported by the security's primary exchange at the time of daily valuation. Listed and NASDAQ securities for which no sale was reported, over-the-counter securities and corporate bonds are valued at the mean between the last reported bid and ask prices, some of which are obtained from one or more dealers that make markets in the securities. Short-term investments with effective maturities of sixty days or less at the date of purchase are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available and securities that are subject to legal or contractual restrictions on resale are valued at fair value as determined by the Trustees.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the information becomes available to the Funds. Interest income, accretion of discount and amortization of the premium are recorded on an accrual basis.

C.  REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. The Funds participate, with other Funds managed by the Manager, in a joint repurchase agreement account where uninvested cash is collectively invested in repurchase agreements for which each Fund has its respective percentage of an undivided interest in the account.

D.  FOREIGN CURRENCY TRANSACTIONS

All or a significant portion of the Funds' assets may be invested in securities of foreign issuers. The accounting records of each Fund are maintained in U.S. dollars. At each net asset determination date the value of assets and liabilities denominated in foreign currencies is translated into U. S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

E.  FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required.

F.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within each Funds capital accounts to reflect income and gains available for distribution under income tax regulations. The Funds make distributions from net investment income and realized capital gains at least annually.

G.  EXPENSES

Each Fund bears expenses incurred specifically on its behalf as well as an allocation of Trust expenses. Short-term trading fees, collected from temporary investors in the Funds, are applied as a reduction of expenses to the extent of such related costs; any excess is credited as paid-in capital. Expense offset arrangements have been made with the Funds' custodian whereby the custodian fees are paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

H.  USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE  2    RELATED PARTY TRANSACTIONS

U.S. Global Investors, Inc. (the "Manager"), under an investment advisory agreement with the Trust in effect through March 8, 1988, furnishes management and investment advisory services and, subject to the supervision of the Trustees, directs the investments of the Funds in accordance with their investment objectives, policies and limitations. The Manager also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a Trustee of the Funds, is a controlling owner of the Manager.

For the services of the Manager, each Funds pay a management fee at an annual rate of 1.25% of its average net assets for Adrian Day Global and 1.25% of average net assets for Eastern European. Fees are accrued daily and paid monthly.

United Shareholder Services, Inc. ("USSI"), a wholly owned subsidiary of the Manager, is transfer agent and accounting service agent for the Fund. Each Fund pays an annual fee based on number of shareholder accounts for transfer agency services. For maintaining the books and records of the Funds and calculating their daily net asset value, USSI is paid a fee based upon the level of each Funds average net assets, subject to a minimum fee. Additionally, the Manager is reimbursed certain costs for in-house legal services pertaining to the Funds.

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Manager for, expenditures in connection with sales and promotional services related to the distribution of each Fund's shares.

The Manager has volunteered, for an indefinite period, to limit the annual expenses of the Funds to 2.50% of average net assets for Adrian Day Global and 3.25% of average net assets for Eastern European.

During the period ended April 30, 1997, A & B Mailers, Inc., a wholly owned subsidiary of the Manager, was paid $11 for mailing services provided to the Funds.


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NOTE 3     INVESTMENT ACTIVITY

For the period ended April 30, 1997, purchases and sales of long-term investments were $586,822 and $35,696, respectively, for Adrian Day Global. Purchases for Eastern European were $412,574 with no sales.

The federal income tax basis of the securities owned by each Fund at April 30, 1997, was the same as the financial accounting basis. The tax basis components of gross unrealized appreciation and depreciation were $7,006 and $56,204, respectively, for Adrian Day Global and $36,983 and $609, respectively, for Eastern European.


                                                                              15
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FINANCIAL HIGHLIGHTS

For a capital share outstanding during the period ended April 30, 1997,

                                                         ADRIAN DAY   REGENT
                                                           GLOBAL     EASTERN
                                                         OPPORTUNITY* EUROPEAN**

NET ASSET VALUE, BEGINNING OF PERIOD....................... $10.00      $  10.00
                                                            ------      --------

INVESTMENT ACTIVITIES
  Net investment income ...................................    .06           .01
  Net realized and unrealized gain (loss) .................   (.51)          .35
Total from investment activities ..........................   (.45)          .36

DISTRIBUTIONS .............................................     --            --
                                                            -------     --------

NET ASSET VALUE, END OF PERIOD ............................ $  9.55     $ 10.36
                                                            =======     ========

TOTAL RETURN (excluding account  fees).....................   (4.50)%     3.60 %
Ratios to Average Net Assets (a):
  Net investment income ...................................    2.77 %     1.49 %
  Total expenses ..........................................    7.14 %    10.12 %
  Expenses reimbursed or offset ...........................   (4.64)%    (6.87)%
  Net expenses ............................................    2.50 %     3.25 %
Average commission rate paid .............................. $ .0385      $.2211
Portfolio turnover rate ...................................       8 %        0 %

Net assets, end of period (in thousands)................... $2,129       $1,219



*    From February 20, 1997 (commencement of operations).
**   From March 31, 1997 (commencement of operations).
(a) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.


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